Exhibit 32
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          Each of the undersigned of Sovran Acquisition Limited Partnership (the “Operating Partnership”) does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1)	The Quarterly Report on Form 10-Q of the Operating Partnership for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.
Dated: May 7, 2010

/S/ Robert J. Attea
Robert J. Attea
Chairman of the Board Chief Executive Officer of Sovran Holdings, Inc., the Sole General Partner of the Operating Partnership

/S/ David L. Rogers
David L. Rogers
Chief Financial Officer of Sovran Holdings, Inc., the Sole General Partner of the Operating Partnership